TRANSAMERICA FUNDS

Transamerica International Focus

Supplement to the Currently Effective Class R and Class R4 Prospectus, Summary Prospectus

and Statement of Additional Information

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The Board of Trustees of Transamerica Funds has approved the termination of Class R and Class R4 shares of Transamerica International Focus (the “fund”) effective on or about October 25, 2024. The fund does not currently offer Class R and Class R4 shares. Following the termination of Class R and Class R4 shares of the fund, all references to the fund and its sub-adviser will be deleted in their entirety from the fund’s Class R and Class R4 Prospectus, Summary Prospectus and Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

October 25, 2024